SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                  KENSINGTON INTERNATIONAL HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            KENSINGTON INTERNATIONAL

                               HOLDING CORPORATION
                            -------------------------
                          INTERCHANGE TOWER, SUITE 654
                              600 SOUTH HIGHWAY 169
                         ST. LOUIS PARK, MINNESOTA 55426
                                 1-612-546-2074


                                September 9, 1999


Dear Shareholder of Kensington International Holding Corporation:

You are cordially invited to attend the annual meeting of shareholders of Kensington International Holding Corporation (the "Company"), to be held at the Interchange Tower, Suite 205, 600 South Highway 169, St. Louis Park, Minnesota 55426, on Saturday, October 9, 1999, at 1:00 P.M. If you need a hotel room I suggest you contact either the Holiday Inn West at 612-593-1918 or the Hampton Inn Minnetonka at 612-541-1094. Both of these hotels are within walking distance of the Interchange Tower. The Holiday Inn has agreed to a special rate of $89 if you book your room by September 23, 1999.

At the annual meeting you will be asked to vote for the election of directors, to approve an amendment to the Company's Article of Incorporation which provides for a limitation on directors' liability, and the granting of authority to the directors to change the name of the Company and amend the Articles of Incorporation without a future shareholders' vote. The Board of Directors also will be asked to ratify the appointment of Lund, Koehler, Cox & Ackema, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

Due to the large number of shareholders, each shareholder's questions and comments will be limited to five minutes during the annual meeting. This requirement is necessary to ensure an orderly meeting.

I encourage you to vote FOR each of the nominees for director, FOR the indemnification amendment, FOR the name change amendment, and FOR ratification of the appointment of Lund, Koehler, Cox & Ackema, LLP. Whether or not you are able to attend the annual meeting in person, I urge you to sign and date the enclosed proxy card and return it promptly in the enclosed envelope. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.

Very truly yours,

KENSINGTON INTERNATIONAL HOLDING CORPORATION


                                /s/ Mark Haggerty
                              Mark Haggerty, C.E.O.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  KENSINGTON INTERNATIONAL HOLDING CORPORATION
  -----------------------------------------------------------------------------




The annual meeting of the shareholders of Kensington International Holding Company (the "Company") will be held at 1:00 P.M. on Saturday, October 9, 1999, at Interchange Tower, Suite 205, 600 South Highway 169, St. Louis Park, Minnesota 55426, for the following purposes:

1. To select five (5) directors of the Company, each for a term of one (1) year or until their successors shall be elected and duly qualified at the next shareholders' meeting.

2.   To vote on the amendment to add indemnification protection for directors.

3. To vote on the right of the directors to change the name of the company without future shareholder approval.

4. To ratify the appointment of Lund, Koehler, Cox & Ackema, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

5. To transact such other business as may properly come before the meeting, including, but not limited to, the discussion of and possible approval of acquisitions.

Due to the large number of shareholders, each shareholder's questions and comments will be limited to five (5) minutes during the annual meeting. This requirement is necessary to ensure an orderly meeting.

Whether or not you expect to attend the meeting in person, please complete, date and sign the enclosed proxy exactly as your name appears thereon , and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time, and if you attend the meeting in person, your executed proxy will be returned to you upon request.

By Order of the Board of Directors,


/s/ Mark Haggerty
Mark Haggerty, C.E.O.

Dated:   September 9, 1999

                            KENSINGTON INTERNATIONAL
                               HOLDING CORPORATION

                            -------------------------
                          INTERCHANGE TOWER, SUITE 654
                              600 SOUTH HIGHWAY 169
                         ST. LOUIS PARK, MINNESOTA 55426
                                 1-612-546-2074

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 OCTOBER 9, 1999
                                 ---------------


                                  INTRODUCTION


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kensington International Holding Corporation (the "Company") for use at the annual meeting of the shareholders to be held at 1:00 P.M. in the Interchange Tower, Suite 205, 600 South Highway 169, St. Louis Park, Minnesota 55426, on Saturday, October 9, 1999, and at any adjournment thereof.

All shares represented by properly executed proxies received in time will be voted at the meeting as follows, unless otherwise specified by the shareholder in the proxy: (i) in favor of the election of all of the director nominees as listed herein; (ii) in favor of the selection of Lund, Koehler, Cox & Ackema, LLP as independent auditors of the Company; (iii) in favor of the amendment to the Articles to add indemnification protection for directors; (iv) in favor of granting the authority to the directors to change the name of the company without future shareholder approval; and (v) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the meeting, including, but not limited to, the discussion and possible approval of acquisitions. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

Any shareholder who executes and returns a proxy may revoke it any time prior to the voting of the proxies by giving written notice to the Secretary of the Company, by executing a later-dated proxy, or by attending the meeting and giving oral notice to the Secretary of the Company.

The Board of Directors of the Company has fixed the close of business on August 10, 1999 as the record date for determining the holders of outstanding shares of Common Stock entitled to notice of, and to vote at, the annual meeting. On that date, there were 3,988,836 shares of Common Stock issued and outstanding. Each such share of Common Stock is entitled to one vote at the meeting. The Notice of Annual, this proxy statement and the form of proxy are being first being mailed to shareholders of the Company on or about September 14, 1999.

                                       (1)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
             ------------------------------------------------------

                                    NOMINEES


MARK HAGGERTY, age 51, is the Chief Executive Officer and Chief Operating Officer at the Company, and has been a board member since October, 1994. Mr. Haggerty has been C.E.O. since September of 1993. He has degrees in Political Science and a Juris Doctorate in Law. For the past twenty-five years, he has been involved in law, business, international trade, and construction, as well as securities underwriting of major construction developments. Mr. Haggerty is also the Chairman and Chief Executive Officer of Ives Design, Inc. and a Director and Corporate Secretary of Mail Call, Inc.


KEITH BERNHARDT, age 78, has been a board member since August of 1992 and lives in Connecticut. Mr. Bernhardt was one of the founders and principal investors of American Gas Corporation. He is a Certified Professional Engineer with a degree in Mechanical Engineering from Purdue University. He has designed, built and marketed machines used worldwide in the metal forming industries for household, aircraft, automotive, and precious metals.


KEITH WITTER, age 51, has been a board member since May of 1991. Mr. Witter is an officer of Askar Corporation, a securities broker-dealer, and F.F.P. Investment Advisors, Inc., a financial planning firm. Both firms were founded in 1976. Mr. Witter has a B.A. in Business Administration and Economics from Gustavus Adolphus College, and a Juris Doctorate from the University of Minnesota Law School. He was a tax accountant with Arthur Anderson & Co. in Minneapolis, Minnesota. Mr. Witter is recognized as an expert on trusts, and works closely with numerous charitable organizations and clients on charitable remainder trust instruments.


DR. GRAEME WALLACE, age 57, has been a board member since April of 1992. Dr. Wallace is President and founder of Wallace and Partners, Inc., Toronto, Ontario in Canada. His firm works with the major companies in Canada for relocation counseling of senior management professionals. Dr. Wallace has a Ph.D. from McGill University in Montreal, Canada, and a B.A. and M.Sc. degree from Monash University in Melbourne, Australia. His work in industrial relations has taken him to the United Kingdom, Ireland, the United States, Hong Kong, Japan, New Zealand and Australia. He has published numerous articles internationally.


MIKE NAKONECHNY, age 71, has been a board member since October, 1994. Mr. Nakonechny lives in Pennsylvania and is an electrical engineer. Mr. Nakonechny is a member of a number of boards, and is on the Board of Mentor Corporation, a public corporation, of Minneapolis, and of his own company NAK Associates Corp. He founded and was Chairman of Transducer Systems, Inc., a public company in Pennsylvania. Mr. Nakonechny has been Chairman of the Board of Directors for Kensington International Holding Corporation since 1994.


Directors of the Company who are not employees of the Company receive reimbursement of the out-of-pocket expenses incurred on behalf of the Company.

                                       (2)

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth certain information regarding ownership of the Company's Common Stock as of August 10, 1999 by (i) each person known to the Company to own beneficially more than 5% (five percent) of its Common Stock;
(ii) each director and nominee for director of the Company; and (iii) all directors and officers as a group. It also includes shares issued to spouses, related trusts, corporations and partnerships, even if the officer or director has surrendered his or her control or right to vote.


                             CONVERTIBLE NOTES,
                            OPTIONS AND WARRANTS
                                     TO                                                                  PERCENTAGE OF
                                PURCHASE STOCK          EXPIRATION DATE          NUMBER OF SHARES          OWNERSHIP
                            --------------------        ---------------          ----------------        -------------
MARK HAGGERTY                200,000  @  $ .11             04-15-04
(C.E.O. and C.O.O.)          125,000  @  $ .32             03-17-00                  281,188                6.97%
(Board Member)

JEFFREY ETTEN                 25,000  @  $ .11             04-15-94
(C.F.O.)                      50,000  @  $ .32             03-17-00                    100                  0.00%

MIKE NAKONECHNY               50,000  @  $ .32             03-17-00
(Board Member)                50,000  @  $ .11             04-15-04                  206,250                5.11%

KEITH BERNHARDT               50,000  @  $ .32             03-17-00
(Board Member)                50,000  @  $ .11             04-15-04                  376,104                9.32%

DR. GRAEME WALLACE            50,000  @  $ .11             04-15-04
(Board Member)                50,000  @  $ .32             03-17-00                  162,500                4.03%

KEITH WITTER                  50,000  @  $ .11             04-15-04
(Board Member)                50,000  @  $ .32             03-17-00                  160,275                3.97%

DENNIS KRAUSE
(President, Ives Design)      50,000  @  $ .11             04-15-04                  226,822                5.92%

HOLLY CALLEN HAMILTON
(Secretary)                   50,000  @  $ .11             04-15-04                  16,250                 0.40%

                           ---------------------                             --------------------          ------
ALL DIRECTORS AND
OFFICERS, AS A GROUP         900,000                                                1,429,489              35.44%
(8 persons)


                                       (3)

                      AUTHORITY TO CHANGE THE COMPANY NAME

With the acquisition of a large entity interest in Mail Call, Inc., the Board is of the opinion that it would be in the best interests of the shareholders and the Company if the Board of Directors could change the Company name without future shareholder approval. The Board of Direstors may not use this authority to change the Company name, but they think that it may expedite a registration or secondary offering.

                       LIMITATION ON DIRECTORS' LIABILITY

The proposed language for limitation on directors' liability is stated in the two Articles below:

                                   ARTICLE __

                       LIMITATION ON DIRECTORS' LIABILITY

A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of the duty of loyalty to the Corporation or the shareholders; (ii) liability for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
(iii) liability based on the payment of an improper dividend or an improper repurchase of the Corporation's stock under Minnesota States, Section 302A.559 or on violations of Minnesota state securities laws (Minnesota Statutes, Section 80A.23); (iv) liability for any transaction from which the director derived an improper personal benefit; or (v) liability for any act or omission occurring prior to the date this Article becomes effective. If the Minnesota Business Corporation Act is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Minnesota Business Corporation Act. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by this Corporation for any liability of a director which has not been eliminated by the provisions of this Article.

                                   ARTICLE __

                                 WRITTEN ACTION


Any action, other than an action requiring shareholder approval, required or permitted to be taken at a meeting of the Board of Directors of this Corporation may be taken by written action signed by the number of directors required to take the same action at a meeting of the Board of Directors, at which all directors were present. Any action requiring shareholder approval required or permitted to be taken at a meeting of the Board of Directors of this Corporation may be taken by written action signed by all of the directors.




                                       (4)

                                  OTHER MATTERS



INDEPENDENT ACCOUNTANT

Lund, Koehler, Cox & Ackema, LLP has been the independent public accountant for the Company since March of 1994. Lund, Koehler, Cox & Ackema, LLP performed the audits for fiscal 1993 through 1998, and is expected to be retained for fiscal 1999. A representative of Lund, Koehler, Cox & Ackema, LLP is expected to attend this year's Annual Meeting of Shareholders, and will have an opportunity to make a statement and/or respond to appropriate questions from shareholders. The Company may appoint other independent public accountants at its discretion in the event that Lund, Koehler, Cox & Ackema, LLP is not finalized or is not ratified by the shareholders at the annual meeting.

PROPOSAL OF SHAREHOLDERS

All proposals of shareholders intended to be presented at the Annual Meeting of Shareholders on October 9, 1999, must be received by the Company at its executive offices on or before September 30, 1999.

SOLICITATION

The Company will bear the cost of preparing, assembling and mailing the Proxy Statement, Annual Report, and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.



                                       (5)

                  KENSINGTON INTERNATIONAL HOLDING CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                            SATURDAY, OCTOBER 9, 1999
                                     1:00 PM

                          INTERCHANGE TOWER, SUITE 205
                              600 SOUTH HIGHWAY 169
                            ST. LOUIS PARK, MN 55426



KENSINGTON INTERNATIONAL HOLDING CORPORATION                               PROXY

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON OCTOBER 9, 1999.

The shares of stock you hold in your account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4 AND 5.

By signing the proxy, you revoke all prior proxies and appoint Mark Haggerty and Mike Nakonechny, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.



                      SEE REVERSE FOR VOTING INSTRUCTIONS.

[IMAGE] PLEASE DETACH HERE


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5.


1. Election of directors: 01 Mike Nakonechny      04 Keith Witter          [ ]  Vote FOR            [ ]  Vote WITHHELD
                          02 Mark Haggerty        05 Graeme Wallace             all nominees             from all nominees
                          03 Keith Bernhardt

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)   _______________________________________________


2. To approve an amendment to the Company's Articles of Incorporation which
   provides for a limitation on directors' liability.                           [ ] For   [ ] Against    [ ] Abstain


3. To approve an amendment to the Company's Articles of Incorporation granting authority to the directors to change the name of the Company without future
   shareholders' vote.                                                          [ ] For   [ ] Against    [ ] Abstain


4. To ratify the Board of Directors' appointment of Lund, Koehler, Cox &
   Ackema, LLP as independent auditors for 1999.                                [ ] For   [ ] Against    [ ] Abstain


5. In the best judgment of the appointed proxy in such other business as may properly come before the meeting or any adjournments thereof; including, but not limited to, the discussion of and possible approval of
   acquisitions.                                                                [ ] Authority Granted   [ ] Authority Withheld


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.


Address Change? Mark Box   [ ]  Indicate changes below:

                                                                    Date ________________________________________________


                                                                 ________________________________________________________


                                                                             Signature(s) in Box
                                                                             Please sign exactly as your name(s) appear
                                                                             on Proxy. If held in joint tenancy, all
                                                                             persons must sign. Trustees, administrators,
                                                                             etc., should include title and authority.
                                                                             Corporations should provide full name of
                                                                             corporation and title of authorized officer
                                                                             signing the proxy.